Exhibit 99.1

PEDEVCO Corp.
(PACIFIC ENERGY DEVELOPMENT)
NYSE MKT: PED
Company Presentation for Roth Conference
March 10, 2014

This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward looking statements when you see us using words such as "expect”, "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. It is important to note that any such forward looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements.  Factors that could cause actual results to differ materially from those projected in such forward-looking statement include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and  production risks; our lack of operating history; limited and potentially inadequate cash resources; expropriation and other  risks associated with foreign operations; matters affecting the oil and gas industry generally; lack of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations, as well as other risks described in PEDEVCO Corp.’s public filings with the U.S. Securities and Exchange Commission (the “SEC”). We undertake no obligation to publicly update any forward looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.
Definition of Technical Terms: Certain technical terms used in this presentation associated with descriptions of the potential for oil and gas properties are not consistent with “Proved Reserves” as defined by the SEC.
Note to Investors:   This presentation contains information about adjacent properties on which we have no right to explore.  Investors are cautioned that petroleum deposits on adjacent properties are not necessarily indicative of such deposits on our properties. This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted.

overview A dynamic, emerging energy company focusing on high-growth, early cash flow energy projects, including shale oil and gas, in the U.S. and Asia. Foocus
Shale and conventional oil and gas in the U.S. and Asiastrategic partner MIE Holdings Corporation (HK: 1555) –  one of the largest independent upstream oil companies in China, and RJ Resources, a subsidiary to a billion dollar fund. Ticker  NYSE MKT:  PED Shares
26.3 M total shares (30.5 M fully diluted, 12.5% owned by officers and directors) Company Reserve Engineers Ryder Scott Co. LP Experience
•	Management team with global experience led by President and CEO Frank C. Ingriselli, previous President of Texaco International Operations.
•
Technical and operating team with prior experience with Shell, Chevron, Exxon, Rosetta Resources and others.  Have been key players in the booming shale developments in the U.S. and have participated in 500+ different horizontal shale well operations.

Corporate History

February 2011 - Pacific Energy Development ("PEDEVCO") formed by President and CEO, Frank C. Ingriselli, as a private company.

April 2012 – Drills first well on Niobrara asset (IP rate of 437 gross BOE/d).

May 2012 – PEDEVCO buys 4% WI in Eagle Ford acreage.

December 2012 – Spuds 2nd and 3rd wells in Niobrara asset.

February 2013 – Completes 2nd and 3rd Niobrara wells (IP rates of 588 and 585 gross BOE/d).

July 2013 – 2 additional wells drilled in both Niobrara and Eagle Ford.

August 2013 – $22 million Reg S PIPE offering.

December 2013- Raised $7.3 million through public shelf offering

Feb/Mar 2014 Raised $7.4 million through public offering. Cancelled 3.3 million shares. Sold Eagle Ford Asset.

2011 | **2012** | **2013** | **2014**

October 2011 – PEDEVCO forms Condor Energy Technology with MIE Holdings and acquires initial Niobrara acreage, contributes acreage to Condor.

July 2012 – Completes $11.5 million Series A Preferred private placement. Merges with Blast Energy Services.

March 2013 – Acquires Mississippian Lime asset through Bridge Note financing.

September 2013 – Listed on NYSE Ticker: PED Signed Kazakhstan acquisition (34% interest in 380,000 acres).

January 2014- Signed PSA to purchase 28,000 net acres with 40 producing wells in Niobrara for $30 million

Mar 2014 Closed Niobrara additional acreage acquisition (14,000 net acres with 40 producing wells)

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Pacific Energy DEVELOPMENT

Corporate Highlights Proven Management and Operations Team  •  Strong industry relationships •  Developed over 500 horizontal shale wells •  Fastest spud to TD in Niobrara •  Well costs significantly below AFE Assets Across Prolific Proven Oil Regions United States:•  Niobrara•  Mississippian Disciplined Growth Strategy •  Focus on liquids plays in proven shale plays •  Optimize economics of existing and future assets •  Leverage strategic partnerships for funding domestic and international opportunities Strong Strategic Partners  •  MIE Holdings (HK: 1555) - one of the largest independent upstream oil companies in China •  World class shale development expertise •  RJ Resources – Subsidiary of $1.3 bn resource fund

Management Team

Frank Ingriselli
President, CEO



- Past President of Texaco International Operations
- Past President of Texaco Technology Ventures
- Past founder and CEO of Pacific Asia Petroleum, Inc.
- Past CEO of Timan Pechora Company
- Led team that established the first successful Chinese oil contract by a foreign entity

Y.M. Shum
Chief Technology Officer



- Held senior management positions in E&P at Texaco
- Lead first foreign offshore oil discovery in China
- Led largest enhanced oil recovery in history for Texaco
- Head of Texaco in Beijing for almost a decade
- PhD, Brown University

Michael Peterson
CFO, EVP



- Past Chairman and CEO of Solargen Energy, Inc.
- Past Interim CEO and Director of Blast Energy Services
- Founder and Managing Partner - Pascal Management
- Past Managing Partner, Co-founder and Director of Venture Investing - American International Partners
- First Vice President, Merrill Lynch
- Vice President, Goldman Sachs

Gregory Rozenfeld
Development & Operations Officer



- Division Manager, Project Evaluation, M&A – Lukoil-Overseas, Moscow, Russia
- VP Upstream & Special Projects – Sidan, Moscow
- Project Manager, International Asset Management, Texaco Power and Gasification Division, U.S.
- VP, Texaco International Operations, Inc.

Clark Moore
EVP & General Counsel



- Past Lead in-house Corporate Counsel and Secretary at Pacific Asia Petroleum, Inc.
- Former Attorney at the law firms of Venture Law Group and Heller Ehrman LLP
- J. D. degree with distinction from Stanford Law School

Jamie Tseng
SVP & MD



- 30 years of financial management and operations experience in U.S., China and Taiwan
- Former VP & founding partner at CAMAC Energy Inc.
- CFO at General Energy Technologies Inc.
- CFO at Multa Communications Corporation

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Pacific Energy DEVELOPMENT

Technical/Operating Experts

Pacific Energy Technical Services

Sean Fitzgerald
VP of Business Development



- Former Lead Business Development Engineer at Rosetta Resources & Lead Reservoir Engineer at Shell
- Led over $350M in completed acquisition including the Mid-Continental, Gulf Coast, Gulf Coast Shelf, West Coast, and Rockies
- BS Petroleum Engineering from the University of Texas at Austin; licensed petroleum engineer in Texas

Michael Rozenfeld
VP of Geosciences



- Former Lead Reservoir Engineer and Petrophysicist at Rosetta Resources and at Shell
- Proven record of success in leasing, planning, and drilling vertical and horizontal wells in conventional, tight gas, and shale plays
- BS Petroleum Engineering from the University of Texas at Austin; licensed petroleum engineer in Texas

Kristopher Johnson
VP of Operations



- Former Asset and Operations Engineer at Citation Oil and Gas
- Led the development of various multi-well exploration drilling programs at Citation
- Proven record in large oil and gas properties management, capital projects implementation and acquisition opportunity development
- BS Petroleum Engineering from the University of Texas at Austin; licensed petroleum engineer in Texas

Cindy Welch
Manager, Geosciences



- Geoscientist with over 10 years of experience at Chevron and other majors
- Extensive expertise in carbonate depositional systems, sequence stratigraphy, petrophysics, and waterflood analysis.
- Drilled over 100 horizontal and vertical wells in multiple reservoirs in the Permian Basin, Oklahoma and Monterey shale
- MS in Geology and a BS in Geophysics from Texas Tech University

Hakim Benhammou
Manager, Exploration & Production



- Reservoir production specialist. Has optimized & improved thousands of producing oil & gas wells
- Instrumental in drilling and completing Bone Springs horizontals and recompletions years before the play was on the map
- International experience in Morocco and Spain, drilling company's first international wells in logistically challenging desert environments
- BS Petroleum Engineering from the University of Texas at Austin

Richard Wilde
Manager, Operations



- Lead operator, has overseen the drilling of over 400 horizontal wells (4.4 Million FT)
- Managed drilling rig scheduling of up to 25 rigs in his previous career at XTO in partnership with Exxon
- Optimized 175 wells resulting in a 300% increase in production while reducing drilling costs by 50%
- Reduced drill times from 25 days to 10 days while increasing laterals lengths by thousands of feet
- BS Petroleum Engineering from the University of Texas at Austin

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Pacific Energy DEVELOPMENT

Board of Directors Frank Ingriselli President, CEO •  President and CEO of Pacific Energy Development (NYSE: PED)•  Founder and former President and CEO of Pacific Asia Petroleum•  President of Texaco International•  President of Texaco Technology Ventures•  CEO of Timan Pechora Company•  Led team that established the first successful Chinese oil contract by a foreign entity David C. Crikelair Director •  Over 40 years experience in corporate finance, banking, capital markets and financial reporting in the energy industry•  Managing Partner, FrontStreet Partners, LLC
•  Vice President, Treasurer, and Head of Alternate Energy, Texaco Inc.•  CFO, Equilon Enterprises, LLC – largest downstream company in the United States•  Director, Caltex Petroleum Corporation•  MBA, Corporate Finance from NYU Elizabeth Smith Director •  Over 30 years experience in corporate compliance, investor relations, and law in the energy industry
•  Vice President-Investor Relations and Shareholder Services, Texaco Inc.•  Corporate Compliance Officer, Texaco Inc.•  Former member and past President of Investor Relations Association and  the Petroleum Investor Relations Institute•  JD from Georgetown University Law Center

Core Assets – High ROR%



45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Niobrara and Mississippian
High Rates of Return*
Eagle Ford Shale - Liquids Rich
Niobrara - Wattenberg
Marcellus Shale - Super Rich
Mississippian (Horizontal)
Uinta Wasatch (V)
Bone Spring (1st/2nd) NM
Yeso
Marcellus Shale - SW Liquids Rich
Uinta - Green River
Wolfcamp - Midlands Basin
Bakken Shale / Three Forks Spanish
Bone Spring (3rd) W TX
Wolfberry
Granite Wash - Liquids Rich Horizontal
Cana Woodford Shale
Marcellus Shale - SW
Barnett Shale - Core
Barnett Shale - S Liquids Rich
Horn River Basin
Huron Shale
Marcellus Shale - NE
Fayettevill Shale
Pinedale
Eagle Ford Shale - Dry Gas
Barnett Shale
Haynesville Shale - Core LA/TX
Woodford Shale - Arkoma
Piceance Basin Valley
Cottn Valley Vertical
Haynesville/Bossier Shale - NE TX
Granite Wash - Horizontal Dry Gas
Cotton Valley Horizontal

**Source: Credit Suisse Research, June 20, 2012*

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Pacific Energy DEVELOPMENT

current assets united states shale oil

Core Oil Field Assets
Focus on developing proven, producing assets Niobrara Asset §  ~60,472 gross, 15,387 net acres in Weld and Morgan Counties, Colorado§  20 – 100% working interest + operatorship§  45 producing wells (including 15 after-payout wells) Mississippian Lime Play §  7,006 gross, 3,443 net acres in Harper, Barber and Kiowa Counties, Kansas§  50% working interest + operatorship §  Expect to drill 3 wells in 2014 Gross acres (approx) 60,472 7,006 Niobrara Mississippian working interest (avg) 25% 50% net acres 15,387 3,443 gross drilling locations 2,500* 42** net drilling locations 256  21  *based on 40 & 80 acre spacing ** based on 160 acre spacing

Niobrara Asset Purchase (Mar 2014) •  Signed PSA on January 21, 2014•  14,000 net operated acres•  40 producing wells–  11 operated / 14 non-operated wells
–  15 after-pay-out interest wells–  200 BOE/D ($11 MM PDP PV-10)–  $6 million of cash flow 2013 to our interest•  Closed March 7, 2014–  Effective date as of December 1, 2013•  RJ Resources becomes 50% WI partner and likewise has a net 14,000 acres•  $15.5 million drilling facility

Niobrara Basin Overview Key Highlights
•	Located in the Denver-Julesburg (DJ) Basin – PEDEVCO acreage in Morgan and Weld Counties
•	Neighbors include Noble Energy, Carrizo, Whiting, EOG, Bonanza Creek, Bill Barrett, Synergy and PDC Energy
•	60,472 gross, 15,387 Net acres in Wattenberg, Wattenberg Extension and Colorado Mineral Belt
•	Operated by Red Hawk Petroleum and Condor Energy, each a subsidiary of PEDEVCO
•	PEDEVCO horizontal play has been derisked by Noble to the west and EOG and Carrizo to the north
•	1st well 7/2012, IP rate 437 BOE/d
•	2nd well 2/2013, IP rate 588 BOE/d
•	3rd well 2/2013, IP rate 585 BOE/d
•	4th well 8/2013, peak IP rate 1,013 BOE/d
•	5th well 8/2013, IP rate 479 BOE/d
•	45 total wells, 16 operated, 14 Non-Operated and 15 after payout wells

Newly Acquired Acreage (on Resistivity Map)

New Acreage | Previous Acreage

- 14,000 net total acres
- ~921 acres Wattenberg
  - Highest resistivity
    - 60+ Ohms
    - 250,000+ EUR (BOE)
- ~6,702 acres Wattenberg Extnsn
  - Higher resistivity
    - 30-60 Ohms
    - 185,000+ EUR (BOE)
- ~6,376 acres
  - Average resistivity
    - Less than 30 Ohms
    - ~150,000 EUR (BOE)
- Land Value: $30+ Million
- Acquisition Price: ~$17 Million


Noble/Whiting
Carrizo
PEDEVCO
Bill Barrett
Noble/Anadarko
Resistivity Range
Color Key
< 20 Ohms
20 - 30 Ohms
30 – 60 Ohms
60 - 80
> 80 Ohms

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Pacific Energy Development

Increase in Acreage Quality
Newly Acquired Area:Resistivity Range Number of Gross Sections Potential Gross Wells Less than 30 Ohms 30-60 Ohms 60+ Ohms 78  82  18  624  1,300  288  Legacy PEDEVCO Area: 37  8  0  296  128  0

Niobrara Economic Profile Assumptions D&C Costs 30 Day IP Initial Year Decline EUR $3.8 milliion  176 BOE/d 45% 185 MBOE Type Curve Boe/d 200 180  160  140  120  100  80  60  40  20  0  10  20  30  40  50  60  Months  IRR SEnsitivity to D&C Costs 70%  60%  50%  40%  30%  20%  10%  $75  $80  $85  $90  $95  $100  $105  IRR Oil Price ($/bbl) IRR Sensitivity to EUR -75% Est. EUR -100% -125%

Mississippian Basin Overview


SandRidge Energy
Chesapeake
Shell
Range Resources
High Mount
PEDEVCO
Eagle Energy
Plymouth
Devon
Calyx
Horizontal Wells
SandRidge Operated Hz Wells
Other Operators Hz Wells
Vertical Wells
SandRidge Acreage

Key Highlights

- 60+ year history of vertical production with well-developed infrastructure
- Horizontal drilling making the Mississippian a premier onshore play
- Significant new developments and leasing activities (Sandridge and Repsol JV)
- Greater rig availability due to lower HP requirements
- Conventional carbonate reservoir with high porosity and permeability
- Relatively shallow depth of approximately 4,500 to 7,500 feet
- Low cost of $550 - $650 per acre as compared to largest competitor purchases


KANSAS
OKLAHOMA

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Mississippian Economic Profile Assumptions D&C Costs 30 Day IP Initial Year Decline EUR $3.25 million 300 BOE/d 61% 320 MBOE IRR Sensitivity to D&C Costs Type Curve IRR Sensitivity to EUR

Significant Potential Net Reserve
•  PEDEVCO’s current Niobrara and Mississippian assets post acquisition could hold net unrisked reserve potential of over 43 MMboe, stemming from only one primary reservoir in each asset and using 80 acre spacing in the Niobrara and 160 acre spacing in the Mississippian assets.
•  The upside potential is even greater when considering that 40 acre spacing has been proven in the Niobrara and the Niobrara acreage has  numerous other opportunities up and down the stratigraphic column. Significant Increase in Potential Net Reserves Mississippian 6,560 Nipbrara 3,395 Total 9,955 Acquisition 33,673  Total (Post) 43,628

International Acquisition

Kazakhstan – Oil and Gas





World's 2nd largest oil reserves and 2nd largest oil production.

Long history of industry development, foreign investment and established infrastructure and service sector.

Politically stable with attractive fiscal terms under concession (royalty / tax).

Broad presence of international majors.

Existing pipelines to China, Russia and Europe.

Significant ventures:

- Chevron marked 20 years of partnership in Kazakhstan, with total investments of over $70 billion.
- CNPC acquired PetroKazakhstan for $4.18 billion in 2005.
- CNPC acquired Kazakh oil company for 3.3 billion 2009.
- PetroChina paid $1.4 Billion for Kazakh Oil stake 2009.
- CNPC to buy 8.3% s stake in Kashagan Field for $5 billion (July 2013).

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Pacific Energy DEVELOPMENT

Copyright (c) 2014 PEDEVCO Corp.

PED – Kazakhstan Acquisition
•  PEDEVCO entered into agreement in September, 2013 to acquire an interest in 34% of Aral Petroleum which holds a 100% operated working interest in a 380,000 acre contract area in the North Block located in the Pre-Caspian Basin (closing subject to several conditions including government approval).
•  The contract area includes the producing and developing areas of the East Zhagabulak field, and the exploration areas of Baktygaryn, Itassai, Kodzhasy, and West Kodzhasy fields.
•  Production license expires in 2034.
•  Asset has recently been producing approximately 1,522 barrels of oil equivalent per day at approximately 50% choke from two wells
•  Closing after Ministry of Oil and Gas (“MOG”) approval.

PED Contract Area Surrounded by Major Production North Block is located in the eastern portion of the Pre-Caspian Basin, an active exploration area with presence of major oil and gas companies.

Pipeline of Opportunities
•  Opportunities to expand in our core areas:–  Down-spacing of well spacing:•  80  to 40 acres/well in Niobrara•  160 to 80 acres/well in Mississippian–  Additional formations in Niobrara:•  Niobrara C, Codell & Greenhorn•  Continued success in Kazakhstan•  Strong continued deal flow driven through management’s global relations in the energy industry and partnership with MIE and RJ Resources.•  Focus on low risk assets that have ability to provide early cash flow - same strategy as used in current asset acquisitions.

Contact Information Corporate Headquarters 4125 Blackhawk Plaza Circle, Suite 201Danville, CA 94506 Tel:  (855) PEDEVCO / (925) 271 9314
Corporate website: www.PacificEnergyDevelopment.com  Investor Relations Contacts: Liviakis Financial Communications john@liviakis.com 415-389-4670 Stonegate Securities scott@stonegateinc.com 214-987-4121